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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   March 1, 2006
                                                            -----------------

                                A. SCHULMAN, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-7459                  34-0514850
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

  3550 West Market Street, Akron, Ohio                             44333
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(Address of principal executive offices)                         (Zip Code)

                                 (330) 666-3751
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [X] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01  OTHER ITEMS

     On March 1, 2006, A. Schulman, Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

     THIS ANNOUNCEMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SECURITIES. THE TENDER OFFER FOR THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK DESCRIBED IN THIS FORM 8-K HAS NOT COMMENCED. AT THE TIME THE OFFER IS COMMENCED, THE COMPANY WILL FILE A TENDER OFFER STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. THOSE MATERIALS WILL BE MADE AVAILABLE TO THE COMPANY'S SECURITY HOLDERS AT NO EXPENSE TO THEM. IN ADDITION, ALL OF THOSE MATERIALS (AND ALL OTHER OFFER DOCUMENTS FILED WITH THE SEC) WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE, WWW.SEC.GOV.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (d)      Exhibits.


     Exhibit Number           Description

          99.1                Press Release dated as of March 1, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              A. SCHULMAN, INC.

                                          By:  /s/  Robert A. Stefanko
                                              -----------------------------
                                              Robert A. Stefanko
                                              Executive Vice President - Finance
                                              and Administration


Date: March 1, 2006